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                                                                  EXHIBIT 24

                        [ARTHUR ANDERSEN LLP LETTERHEAD]







                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-53274, 33-63681, 33-65445 and 33-00269.




  /s/ Arthur Andersen LLP
      -------------------



Philadelphia, PA
 October 29, 1997